Leases, Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies Disclosure [Abstract]
Leases, Commitments and Contingencies

8. Leases, Commitments and Contingencies

The Company has a lease for a building containing offices, laboratory and manufacturing facilities, which expires in 2016. A portion of this lease obligation was offset by a sublease to Mendel Biotechnology, Inc. (“Mendel”). Future minimum non-cancelable lease payments at December 31, 2012 are as follows (in thousands):

	Operating Leases	Mendel Sub-Lease	Net Operating Lease Payments
Year ending December 31:
2013	$1,774	$(1,133)	$641
2014	1,844	(1,167)	677
2015	1,917	(1,201)	716
2016	1,020	(640)	380

Total minimum lease payments	$6,555	$(4,141)	$2,414

In July 2007, the Company entered into a sublease agreement with Mendel to lease approximately 48,000 square feet of its 72,000 square foot headquarters located in Hayward, California. In April 2009, the Company entered into an amendment to its sublease agreement with Mendel to sublease an additional 1,550 square feet. In January 2012, the Company entered into a second amendment to the sublease agreement with Mendel to sublease an additional 3,300 square feet during April 2012.

The sublease commenced in July 2007 and expires concurrently with the master lease in July 2016. Under the sublease and amendment, Mendel will make monthly base rent payments until the end of the term totaling $4.8 million that will offset a portion of the Company’s existing building lease obligation. Under the terms of the second amendment to the sublease entered into in January 2012 Mendel has waived their right to early termination. Mendel will also pay the Company for its share of all pass through costs such as taxes, operating expenses and utilities based on the percentage of the facility space occupied by them.

The Company’s monthly rent payments fluctuate under the master lease. In accordance with U.S. generally accepted accounting principles, the Company recognizes rent expense on a straight-line basis. The Company records deferred rent for the difference between the amounts paid and recorded as expense. At December 31, 2012 and 2011, the Company had $144,000 and $132,000 of deferred rent, respectively.

For the years ended December 31, 2012 and 2011, building rent expense under operating leases totaled $600,000 and $675,000, respectively.

Indemnification

The Company from time to time enters into contracts that contingently require the Company to indemnify parties against third party claims. These contracts primarily relate to: (i) real estate leases, under which the Company may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Company’s use of the applicable premises, and (ii) agreements with the Company’s officers, directors and employees, under which the Company may be required to indemnify such persons from certain liabilities arising out of such persons’ relationships with the Company. To date, the Company has made no payments related to such indemnifications and no liabilities have been recorded for these obligations on the balance sheets at December 31, 2012 or 2011.

Legal Matters

From time to time, the Company is involved in litigation arising out of the ordinary course of its business. Currently there are no known claims or pending litigation expected to have a material effect on the Company’s overall financial position, results of operations, or liquidity.